united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive, Suite 100 Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 301-260-0162

Date of fiscal year end: 7/31

Date of reporting period: 1/31/24

Item 1. Reports to Stockholders.

Arrow DWA Tactical: International ETF

DWCR

Semi-Annual Report

January 31, 2024

1-877-277-6933

1-877-ARROW-FD

www.ArrowFunds.com

Arrow DWA Tactical: International ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2024

The Fund’s performance figures* for the periods ended January 31, 2024, as compared to its benchmarks:

					Annualized
			Annualized	Annualized	Since Inception** -
	Six Months	One Year	Three Year	Five Year	January 31, 2024
Arrow DWA Tactical: International ETF - NAV	1.55%	2.78%	0.60%	4.30%	2.08%
Arrow DWA Tactical: International ETF - Market Price	0.59%	2.95%	0.00%	4.09%	1.87%
Dorsey Wright Country and Stock Momentum Total Return Index	3.18%	5.93%	3.62%	7.57%	5.18%
MSCI ACWI Ex USA Index	0.48%	5.88%	1.14%	5.32%	3.05%
MSCI Emerging Markets Investable Market Index (IMI)	(4.58)%	(0.24)%	(5.57)%	2.30%	0.65%

*	Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.ArrowFunds.com or by calling 1-877-277-6933. The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the market price or bid/ask as of close of market on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.arrowfunds.com. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, is 2.81% per the December 1, 2023 prospectus. After fee waivers and/or expense reimbursements, the Fund’s total annual expenses are 1.34% of net assets per the December 1, 2023 prospectus. The Fund’s total return would have been lower had the investment advisor not waived a portion of the Fund’s expenses. Please see the Financial Highlights for a more recent expense ratio.

**	As of the commencement of operations on December 28, 2017.

Dorsey Wright Country and Stock Momentum Total Return Index is constructed pursuant to Dorsey, Wright & Associates proprietary methodology. The index has a relative strength focus that looks for the 10 strongest performing countries among a universe of 41 countries. Once the country is identified, the index methodology is designed to identify 10 companies that demonstrate powerful relative strength characteristics within that country. The Fund and the index are equally weighted and rebalanced and reconstituted quarterly. Investors cannot invest directly in an index.

The MSCI ACWI Ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 26 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US. Investors cannot invest directly in an index.

The MSCI Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 27 Emerging Markets (EM) countries. The index covers approximately 99% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

Arrow DWA Tactical: International ETF
PORTFOLIO REVIEW (Unaudited)(Continued)
January 31, 2024

The Fund’s Holdings by Asset Class and Country as of January 31, 2024 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds
Equity	100.2%
Warrants
Banking	0.0	% *
Liabilities in Excess of Other Assets	-0.2%
	100.0%

*	Less than 0.1%

Country Allocation	% of Net Assets
Turkey	10.6%
Netherlands	10.4%
Poland	10.1%
France	10.1%
Mexico	10.0%
India	10.0%
Italy	9.9%
Singapore	9.8%
Spain	9.7%
Brazil	9.6%
Thailand	0.0	% *
Liabilities in Excess of Other Assets	-0.2%
	100.0%

*	Less than 0.1%

Please refer to the Schedule of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

ARROW DWA TACTICAL: INTERNATIONAL ETF
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 100.2%
	EQUITY - 100.2%
25,522	iShares MSCI Brazil ETF	$840,184
22,824	iShares MSCI France ETF	884,886
17,543	iShares MSCI India ETF	875,220
25,861	iShares MSCI Italy ETF	866,085
13,209	iShares MSCI Mexico ETF	880,512
20,111	iShares MSCI Netherlands ETF	915,855
40,557	iShares MSCI Poland ETF	888,198
48,368	iShares MSCI Singapore ETF	857,081
28,887	iShares MSCI Spain ETF	853,322
25,922	iShares MSCI Turkey ETF	928,009
	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,555,826)	8,789,352

		Expiration Date	Exercise Price
	WARRANTS — 0.0%(a)
	BANKING - 0.0% (a)
4,410	Kiatnakin Phatra Bank PCL (Thailand) (b)(c)(d)	01/01/2025	$70.00	—
4,410	Kiatnakin Phatra Bank PCL (Thailand) (b)(c)(d)	01/01/2027	70.00	—
	TOTAL WARRANTS (Cost $0)			—

	TOTAL INVESTMENTS - 100.2% (Cost $8,555,826)			$8,789,352
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%			(14,432)
	NET ASSETS - 100.0%			$8,774,920

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Illiquid security. The total fair value of these securities as of January 31, 2024 was $0, representing 0.0% of net assets.

(d)	The fair value of this investment is determined using significant unobservable inputs.

See accompanying notes to financial statements.

Arrow DWA Tactical: International ETF
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2024

ASSETS
Investment securities:
At cost	$8,555,826
At value	$8,789,352
Dividends receivable	55,299
Prepaid Expense	387
Due from Advisor	46,209
TOTAL ASSETS	8,891,247

LIABILITIES
Due to custodian	83,137
Due to custodian - Foreign cash (Cost $3,672)	3,955
Custody fees payable	19,993
Payable to related parties	4,295
Accrued expenses and other liabilities	4,947
TOTAL LIABILITIES	116,327
NET ASSETS	$8,774,920

Net Assets Consist Of:
Paid in capital	$10,135,007
Accumulated deficit	(1,360,087)
NET ASSETS	$8,774,920

Net Asset Value Per Share:
Net Assets	$8,774,920
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	300,000
Net asset value (Net Assets ÷ Shares Outstanding)	$29.25

See accompanying notes to financial statements.

Arrow DWA Tactical: International ETF
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended January 31, 2024

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $16,433)	$112,083
TOTAL INVESTMENT INCOME	112,083

EXPENSES
Administrative services fees	40,760
Custodian fees	34,420
Investment advisory fees	29,208
Audit fees	6,637
Transfer agent fees	5,435
Legal fees	3,660
Printing and postage expenses	3,501
Trustees fees and expenses	3,018
Insurance expenses	452
Professional fees	342
Other expenses	2,127
TOTAL EXPENSES	129,560
Less: Fees waived/ expenses reimbursed by the Advisor	(75,418)
NET EXPENSES	54,142

NET INVESTMENT INCOME	57,941

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	600,548
Foreign currency transactions	(24,756)
575,792
Net change in unrealized depreciation on:
Investments	(499,893)
Foreign currency translations	(397)
(500,290)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	75,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,443

See accompanying notes to financial statements.

Arrow DWA Tactical: International ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	For The
	January 31, 2024	Year Ended
	(Unaudited)	July 31, 2023
FROM OPERATIONS
Net investment income	$57,941	$262,023
Net realized gain (loss) on investments, in-kind redemptions, and foreign currency transactions	575,792	(843,775)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(500,290)	1,346,772
Net increase in net assets resulting from operations	133,443	765,020

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital	—	(15,652)
Total distributions paid	(24,720)	(706,104)
Net decrease in net assets resulting from distributions to shareholders	(24,720)	(721,756)

FROM SHARES OF BENEFICIAL INTEREST
Cost of shares redeemed	—	(2,731,352)
Net decrease in net assets resulting from shares of beneficial interest	—	(2,731,352)

TOTAL INCREASE (DECREASE) IN NET ASSETS	108,723	(2,688,088)

NET ASSETS
Beginning of Period	8,666,197	11,354,285
End of Period	$8,774,920	$8,666,197

SHARE ACTIVITY
Shares Redeemed	—	(100,000)
Net decrease in shares of beneficial interest outstanding	—	(100,000)

See accompanying notes to financial statements.

Arrow DWA Tactical: International ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Month Ended		For The		For The		For The		For The		For The
	January 31, 2024		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	(Unaudited)		July 31, 2023		July 31, 2022		July 31, 2021		July 31, 2020		July 31, 2019
Net asset value, beginning of period	$28.89		$28.39		$35.89		$27.34		$27.12		$28.97

Activity from investment operations:
Net investment income (1)	0.19		0.72		0.72		0.20		0.40		0.59
Net realized and unrealized gain (loss) on investments and foreign currency	0.25		1.69		(7.29)		8.58		0.25		(1.69)
Total from investment operations	0.44		2.41		(6.57)		8.78		0.65		(1.10)

Less distributions from:
Net investment income	(0.08)		(0.70)		(0.93)		(0.23)		(0.37)		(0.75)
Net realized gains	—		(1.17)		—		—		—		—
Return of capital	—		(0.04)		—		—		(0.06)		—
Total distributions	(0.08)		(1.91)		(0.93)		(0.23)		(0.43)		(0.75)

Net asset value, end of period	$29.25		$28.89		$28.39		$35.89		$27.34		$27.12
Total return (3)(14)	1.55%		8.95%		(18.61)%		32.14%		2.43%		(3.61)%
Net assets, at end of period (000s)	$8,775		$8,666		$11,354		$16,152		$10,937		$14,914

Ratio of gross expenses to average net assets (4)(6)(13)	3.10	% (12)	2.72	% (11)	1.83	% (10)	2.10	% (9)	2.18	% (8)	1.60	% (7)
Ratio of net expenses to average net assets (4)(13)	1.30	% (12)	1.14	% (11)	1.06	% (10)	1.02	% (9)	1.15	% (8)	0.87	% (7)
Ratio of net investment income to average net assets (4)(5)(13)	1.39%		2.55%		2.14%		0.62%		1.54%		2.17%
Portfolio Turnover Rate (2)(14)	102%		193%		164%		176%		182%		146%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had Arrow Investment Advisors, LLC not waived fees or reimbursed a portion of the expenses, total returns would have been lower.

(4)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(5)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements by Arrow Investment Advisors, LLC.

(7)	Includes 0.12% for the year ended July 31, 2019 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(8)	Includes 0.40% for the year ended July 31, 2020 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(9)	Includes 0.12% for the year ended July 31, 2021 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(10)	Includes 0.11% for the year ended July 31, 2022 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(11)	Includes 0.19% for the year ended July 31, 2023 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(12)	Includes 0.24% for the six months ended January 31, 2024 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(13)	Annualized for periods less than one year.

(14)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)
January 31, 2024

1.	ORGANIZATION

The Arrow DWA Tactical: International ETF (the “Fund”), is a diversified series of Arrow Investments Trust, a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by tracking the investment results of the Dorsey Wright Country and Stock Momentum Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operations on December 28, 2017.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies and Accounting Standards Update 2013-08.”.

Securities valuation – Securities listed on an exchange (including exchange-traded funds (“ETFs”)) are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) as the Valuation Designee. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying Funds that are open-end funds (other than ETFs) are valued at their respective net asset values (“NAV”) as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any Underlying Funds that are closed-end investment companies purchased by the Fund will not change.

Exchange-Traded Funds – The Fund may invest in ETFs. An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF, like a mutual fund, is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of January 31, 2024 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3		Total
Exchange Traded Funds	$8,789,352	$—	$—		$8,789,352
Warrants	—	—	—	^	—
Total	$8,789,352	$—	$—		$8,789,352

*	See Schedule of Investments for industry classification.

^	Includes securities values at $0.

The Arrow DWA Tactical: International ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Dividend income is recorded on the ex-dividend date. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are generally declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years July 31, 2022 – July 31, 2023 or expected to be

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

taken in the Fund’s July 31, 2024 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. For the six months ended January 31, 2024, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

Foreign Investment Risk – Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

Emerging Markets Risk – In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Market Risk – The net asset value of the Fund will fluctuate based on changes in the value of the individual securities and ETFs in which the Fund invests. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Fund.

3.	INVESTMENT TRANSACTIONS

For the six months ended January 31, 2024, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $8,632,731 and $8,667,174, respectively.

For the six months ended January 31, 2024, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Archer Distributors, LLC (the “Distributor”) to serve as the distributor for the Fund.

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until December 31, 2024 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set-up fees, and extraordinary expenses such as litigation expenses) will not exceed 1.25% of the Fund’s average daily net assets. Effective December 1, 2023, the expense limitation for the Fund was increased from 0.95% to 1.25% of the Fund’s average daily net assets. This amount will herein be referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its Expense Limitation, the Advisor, on a rolling three year basis (within three years after the fees have been waived or reimbursed), shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the lesser of the Expense Limitation at the time of waiver or recapture. Such expenses may only be reimbursed to the extent they were waived or paid after the effective date of the Waiver Agreement. The Board may terminate this expense reimbursement arrangement at any time.

If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended. For the six months ended January 31, 2024, the Advisor waived fees and reimbursed expenses in the amount of $75,418, pursuant to the Waiver Agreement.

The following amounts are subject to recapture by the Advisor by the following dates:

July 31, 2024	July 31, 2025	July 31, 2026
$146,115	$115,505	$161,516

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Transaction Fees may be used to cover the custodial and other costs incurred by the Fund or disclosed as capital shares for the Fund in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee
$1,100

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2023	July 31, 2022
Ordinary Income	$197,240	$396,339
Long-Term Capital Gain	508,864	22,521
Return of Capital	15,652	—
	$721,756	$418,860

As of July 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(2,193,414)	$—	$724,604	$(1,468,810)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on open passive foreign investment companies.

The unrealized appreciation in the table above includes unrealized foreign currency losses of $(3,790).

At July 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$2,193,414	$—	$2,193,414	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended July 31, 2023 as follows:

Paid
In	Accumulated
Capital	Deficit
$—	$—

Arrow DWA Tactical: International ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2024

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$8,560,851	$302,459	$(73,958)	$228,501	*

*	Excludes Foreign Currency Unrealized

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund, creates presumption of the control of the Fund, under Section 2(a)9 of the 1940 Act. As of January 31, 2024, Arrow DWA Tactical: Balanced Fund, an affiliate of the Fund, held 71.3% of the voting securities of the Fund.

9.	RECENT REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Arrow DWA Tactical: International ETF
EXPENSE EXAMPLE (Unaudited)
January 31, 2024

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange traded funds. This example does not take into account transaction costs, such as brokerage commissions that you may pay on your purchases and sales of shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2023 through January 31, 2024.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Paid
	Account Value	Account Value	During Period*	During Period**
	8/1/2023	1/31/2024	8/1/23 - 1/31/24	8/1/23 - 1/31/24
Actual	$1,000.00	$1,015.50	$6.57	1.30%
Hypothetical	$1,000.00	$1,018.61	$6.58	1.30%
(5% return before expenses)

*	Actual expense information for the Fund is for the period from August 1, 2023 through January 31, 2024. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/366 (to reflect the period from August 1, 2023 through January 31, 2024). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/366 (to reflect the full half-year period).

**	Annualized.

Arrow DWA Tactical: International ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2024

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting held September 27, 2023 (the “Meeting”), the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow Investment Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow DWA Tactical: International ETF (the “Fund”).

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board and the Board’s discussions with key personnel of the Adviser. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. In considering the continuance of the Advisory Agreement, the Board considered the nature, extent and quality of services that Arrow provided to Fund, including Arrow’s personnel and resources. The Board reviewed the services Arrow provided in serving as investment adviser and the backgrounds of the personnel providing services to the Fund, including portfolio managers. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board acknowledged Arrow’s efforts and resources with respect to various regulatory initiatives, including with respect to derivatives and valuation. The Board also considered Arrow’s financial position. The Board concluded that the services Arrow provided were satisfactory.

Performance. The Board reviewed performance information that the Adviser provided for the Fund compared to the Fund’s Benchmark Index, other relevant indexes, and a group of comparable funds selected by the Adviser (the “Peer Group”) for the year to date, one-, three-, five-year, and since inception periods ended July 31, 2023, as applicable. The Board also received information on the construction of the Fund’s Peer Group.

The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Index (Dorsey Wright Country and Stock Momentum Total Return Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Index for the year to date, one-, three-, five-year and since inception periods, noting the Fund’s strong relative performance over all reported time periods. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual advisory fee and expense ratio taking into account the Fund’s net asset size, and reviewed information comparing the advisory fee and expense ratio to those of the Fund’s Peer Group and Morningstar category. The Board observed that the advisory fee was lower than the Peer Group average. The Board noted that Arrow entered into an operating expense limitation agreement to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets of the Fund. The

Arrow DWA Tactical: International ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2024

Board discussed the level of work involved in management and oversight of the Fund and the other services that Arrow performed on behalf of the Fund. In light of the information provided and their deliberations, the Board concluded that the Fund’s advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability of Arrow with respect to the Fund. The Board considered the methodology for calculating profitability. Using such methodology, the Board noted that Arrow experienced a loss from the Fund without considering marketing related costs.

Economies of Scale. The Board considered whether Arrow realized economies of scale with respect to its management of the Fund. The Board noted the Fund had yet reached an asset level where Arrow could likely realize meaningful economies of scale. They considered the constraints on Fund growth, including market environment, limited access to platforms, Fund size. The Board observed that economies of scale would be considered in the future as the Fund’s asset level grows.

Fall-out Benefits. Because of its relationship with the Fund, Arrow and its affiliates may receive certain benefits. The Board noted that an affiliate of the Adviser serves as underwriter of the Fund and receives modest compensation from Rule 12b-1 payments as a result.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that that the continuance of the Advisory Agreement be approved.

PRIVACY NOTICE

Arrow Investments Trust

Rev. November 2011

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Arrow Investment Advisors, LLC

6100 Chevy Chase Drive, Suite 100

Laurel, MD 20707

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

DWCR-SA24

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/9/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato , Principal Executive Officer/President

Date 4/9/24

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 4/9/24